Exhibit 10.10.10

EXECUTION VERSION

WAIVER TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This WAIVER TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of December 23, 2024 (this “Waiver”), is entered into by and among Mesa Airlines, Inc., a Nevada corporation (“Mesa”), Mesa Air Group Airline Inventory Management, L.L.C., an Arizona limited liability company (“Mesa Inventory Management”, and together with Mesa being referred to herein, individually, as a “Borrower” and, collectively, as the “Borrowers”), Mesa Air Group, Inc., a Nevada corporation (“Holdings”, and together with the Borrowers being referred to herein, individually, as a “Loan Party” and, collectively, as the “Loan Parties”), as a Guarantor, the persons designated as “Lenders” on the signature pages hereto (the “Lenders”), and Wilmington Trust, National Association (“WTNA”) (as successor to CIT Bank, a division of First-Citizens Bank & Trust Company), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit and Guaranty Agreement, dated as of June 30, 2022 (as amended by Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement, dated as of December 27, 2022, by Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of January 27, 2023, by Amendment No. 3 to Second Amended and Restated Credit and Guaranty Agreement and Amendment to Pledge of Accounts, dated as of September 6, 2023, by Amendment No. 4 to Second Amended and Restated Credit and Guaranty Agreement, Amendment No. 1 to Stock Pledge Agreement and Limited Waiver of Conditions to Credit Extension, dated as of January 11, 2024, and by Waiver and Amendment No. 5 to Second Amended and Restated Credit and Guaranty Agreement, dated as of January 19, 2024, the “Existing Agreement”, as further modified by this Waiver, the “Modified Agreement”, and as the Modified Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Modified Agreement.

WHEREAS, the Borrowers have notified the Lenders that the Loan Parties failed to comply with (i) the financial covenant set forth in Section 8.01(c) of the Credit Agreement during the period July 1, 2024 through and including the date hereof (such period, the “Initial Liquidity Covenant Default Period”), which failure has resulted in an Event of Default pursuant to Section 9.01(b) of the Credit Agreement and (ii) the notice covenant set forth in Section 6.03(a) of the Credit Agreement with respect to the foregoing, which failure has resulted in an Event of Default pursuant to Section 9.01(b) of the Credit Agreement (such Events of Default described in clauses

(i) and (ii) above, collectively, the “Existing Financial Covenant Default”).

WHEREAS, the Borrowers have further notified the Lenders that the Loan Parties anticipate they will fail to comply with the financial covenant set forth in Section 8.01(c) of the Credit Agreement during the period December 24, 2024 through and including December 31, 2024 (such period, the “Anticipated Liquidity Covenant Default Period”, and together with the Initial Liquidity Covenant Default Period, the “Liquidity Covenant Default Period”), which failure

Exhibit 10.10.10

would result in an Event of Default pursuant to Section 9.01(b) of the Credit Agreement (such prospective Event of Default, the “Prospective Financial Covenant Default”, and together with the Existing Financial Covenant Default, the “Financial Covenant Defaults”).

WHEREAS, the Borrowers have requested that the Lenders waive the Financial Covenant Defaults, and the Lenders have agreed to grant such waiver on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Waiver of Financial Covenant Defaults. Effective as of the Waiver Effective Date (as defined below) upon the satisfaction (or waiver in writing by the Lenders in their sole discretion) of the conditions precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Waiver and the Modified Agreement, the Lenders hereby waive the Financial Covenant Defaults. For the avoidance of such doubt, such waiver applies solely to the occurrence and continuance of the Financial Covenant Defaults during the Liquidity Covenant Default Period.

SECTION 2. Conditions of Effectiveness of Waiver. The waiver set forth in Section 1 hereof shall become effective as of the date hereof upon the satisfaction (or waiver in writing by the Lenders in their sole discretion) of the following conditions (such date being referred to herein as the “Waiver Effective Date”):

(a)
Waiver. The Administrative Agent shall have received counterparts of this Waiver duly executed and delivered by each Loan Party, the Administrative Agent and each Lender.
(b)
Representations and Warranties. After giving effect to this Waiver, the representations and warranties of each Loan Party contained in the Loan Documents (including, without limitation, Article 5 of the Modified Agreement and Section 3 of this Waiver) shall be true and correct in all material respects (provided, that if any such representation and warranty is by its terms qualified by concepts of materiality, such representation and warranty shall be true and correct in all respects) on and as of the Waiver Effective Date as though made on and as of such date, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Modified Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Modified Agreement.
(c)
Default. Immediately after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.
(d)
Expenses. The Administrative Agent and the Lenders shall have received, in immediately available funds, reimbursement or payment of all reasonable costs and expenses of the Administrative Agent and the Lenders (including, but not limited to, the reasonable fees and

Exhibit 10.10.10

expenses of their respective counsel (including any local counsel)), respectively, required to be reimbursed or paid by the Loan Parties hereunder or under any other Loan Document.

(e)
Other Documents. The Administrative Agent and the Lenders shall have received such other certificates, documents, instruments, agreements and information with respect to the Loan Parties and the transactions contemplated by this Waiver as the Administrative Agent or the Lenders may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

SECTION 3. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:

(a)
Each Loan Party (i) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (ii) has all requisite power and authority and all requisite Governmental Approvals to (A) own its assets and carry on its business and (B) execute and deliver this Waiver and perform its obligations under each of this Waiver and the Modified Agreement, except where the failure to have such Governmental Approvals, either singularly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (iii) is duly qualified and licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.
(b)
The execution and delivery by each Loan Party of this Waiver, and the performance by each Loan Party of this Waiver and the Modified Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, (A) any Contractual Obligation to which any Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Loan Party or the Collateral of any Loan Party is subject; (iii) violate any Law (including Regulation U or Regulation X issued by the FRB); or (iv) result in a limitation on any licenses, permits or other Governmental Approvals applicable to the business, operations or properties of any Loan Party except, in each case under clauses (ii), (iii) and (iv) above, to the extent such conflict, breach, contravention, violation or limitation could not be reasonably expected to have a Material Adverse Effect.
(c)
No approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Waiver, the Modified Agreement or any other Loan Document, other than

(i) those that have already been obtained and are in full force and effect, (ii) filings and registrations to perfect the Liens created by the Collateral Documents and (iii) those the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

(d)
(i) This Waiver has been duly executed and delivered by each Loan Party; and (ii) each of this Waiver and the Modified Agreement constitutes a legal, valid and binding

Exhibit 10.10.10

obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance

Exhibit 10.10.10

with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.

(e)
Immediately after giving effect to this Waiver and the transactions contemplated thereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Limitation on Scope. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The waiver set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Loan Parties requiring the consent of the Administrative Agent or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not, and shall not be deemed to have, waived any of their respective rights and remedies against the Loan Parties for any existing or future Defaults or Events of Default. The Administrative Agent and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and each Loan Party expressly acknowledges such reservation of rights. The waiver set forth herein will not, either alone or taken with other waivers or amendments of provisions of the Credit Agreement or any other Loan Document, be deemed to create or be evidence of a course of conduct. Any future or additional waiver of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Waiver and executed by the appropriate parties in accordance with the terms thereof.

SECTION 5. Reference to and Effect on the Existing Agreement and the Other Loan Documents.

(a)
Upon the effectiveness of this Waiver: (i) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Credit Agreement. This Waiver shall constitute a “Loan Document” executed and delivered in connection with the transactions contemplated by the Credit Agreement.
(b)
The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Agreement or any other Loan Document. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations.

SECTION 6. Costs and Expenses. The Loan Parties agree to pay (a) all reasonable and documented costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, due diligence, administration, execution and delivery

5

Exhibit 10.10.10

of this Waiver, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Lenders with respect thereto and with respect to advising the Administrative Agent and the Lenders as to each of their respective rights and responsibilities hereunder; and (b) all reasonable and documented costs and expenses incurred by the Administrative Agent or the Lenders (including, without limitation, the reasonable fees, charges and disbursements of any counsel and any consultant for the Administrative Agent or any Lender) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Waiver.

SECTION 7. Execution in Counterparts. This Waiver may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Waiver by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Waiver. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Waiver or any document to be signed in connection with this Waiver and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

SECTION 8. Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 9. Miscellaneous. This Waiver shall be subject to the provisions of Sections 12.04, 12.05, 12.13, 12.14, 12.16(b), 12.17 and 12.19 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

SECTION 10. Direction to Administrative Agent. By their execution hereof, the Lenders hereby authorize and direct the Administrative Agent to execute, deliver and perform this Waiver and to take any and all other actions as may be necessary or convenient to effect the terms hereof.

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Exhibit 10.10.10

Docusign Envelope ID: 5BB7DAA3-D061-4B79-BC6B-FCBBBC44EDA9

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MESA AIRLINES, INC.

By

Exhibit 10.10.10

Name: Title:

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Brian Gillman

EVP & General counsel

Exhibit 10.10.10

MESA AIR GROUP AIRLINE INVENTORY MANAGEMENT, L.L.C.

By

Exhibit 10.10.10

Name: Title:

Exhibit 10.10.10

Brian Gillman

EVP & General counsel

Exhibit 10.10.10

MESA AIR GROUP, INC.

By

Exhibit 10.10.10

Name: Title:

Exhibit 10.10.10

Brian Gillman

EVP & General counsel

Exhibit 10.10.10

[SIGNATURE PAGE TO WAIVER TO CREDIT AGREEMENT (OCTOBER 2024)]

Exhibit 10.10.10

Docusign Envelope ID: 9FF8650E-7F36-4DB2-B23D-E417C3AEC3D4

WILMINGTON BANK, NATIONAL

ASSOCIATION, as Administrative Agent

By Name: Chad May

Title: Vice President

Exhibit 10.10.10

Docusign Envelope ID: 6F8DB507-9142-4F2D-A6E8-F3A30FEB05BA

UNITED AIRLINES, INC., as a Lender

By Name: Mike Leskinen

Exhibit 10.10.10

Title:

Exhibit 10.10.10

EVP and Chief Financial Officer